Goldman Sachs
Communacopia XVIII
New York, Sept. 15-17, 2009

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television;
increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
▪ Financial Overview

Better Homes and Gardens
Parents
american baby
fitness
FamilyCircle
LADIES' Home Journal
More

FOX 12 OREGON KPTV PORTLAND
PDX49
KCTV 5 KANSAS CITY
my ksmo TV .com
CBS 3 SPRINGFIELD
46 cbs46.com
CBS 5
EYEWITNESS NEWS 3

More.com
DODGE
food family
STREETS OF L.A.

directive
genex.
NMS new media strategies
O'GRADY MEYERS
REALOGY
Walmart
UNIVERSAL FURNITURE

meredith

4
Broad Media and Marketing Footprint
MEREDITH OVERVIEW
▪ Integrated Marketing
▪ Brand Licensing
▪ Retransmission fees
▪ Video Solutions
NATIONAL BRANDS
Revenues: $900 million
LOCAL BRANDS
Revenues: $270 million
▪ 25 Subscription titles
▪ 150 Newsstand titles
▪ 30+ Websites
▪ 12 television stations
▪ 10% of U.S. households
▪ 25+ Websites
MARKETING SERVICES &
DIVERSIFIED
Revenues: $240 million

american baby
Parents
52 HOT HOLIDAY TOYS
FamilyCircle
Parents
58
american baby
FamilyCircle
Is It a Boy or Girl?
FamilyCircle
Love Your Life

Better Homes
Dinner in No Time!
color schemes
89 Inspiring Color Combos
Midwest Living
TRADITIONAL HOME
RemodelingCenter.com
ReadyMade
NEED SPACE?
Affordable Luxuries

More.com
fitness
146 SEXY BODY SHORTCUTS
Home Journal
heart-healthy LIVING
diabetic LIVING
More
More
OVER 40 WAS NEVER LIKE THIS!
fitness
fitness
Healthy Food Awards

meredith

Powerful National Brands Across Life Stages
MEREDITH OVERVIEW
PARENTHOOD/FAMILY
HOME/SHELTER
WOMEN’S HEALTH & LIFESTYLE
25 subscription magazines
30+ websites 15MM unique visitors
150+ Special Interest titles

12 network affiliates
10MM+ households
Diverse Local Media Portfolio Across Country
MEREDITH OVERVIEW
25+ websites
5MM unique visitors
Mobile platforms
Syndicated Television
Kansas City
Phoenix
Flint-Saginaw
Atlanta
Nashville
Las Vegas
Portland
Springfield
New York
Des Moines

figure
DODGE
STREETS OF L.A.
very best kids
Spring!

genex.

O'GRADY MEYERS INTERACTIVE AGENCY

directive

NMS
new media strategies

Walmart

UNIVERSAL
FURNITURE

REALOGY

Better.tv

Parents.tv

meredith

MEREDITH INTEGRATED
MARKETING
BRAND LICENSING
RETRANSMISSION/VIDEO
SOLUTIONS
Growing Marketing Solutions and Diversified Businesses
MEREDITH OVERVIEW

mujer
fitness
Parents
FamilyCircle

O'GRADY\MEYERS
NMS
genex.
directive
BIG
THE HYPERFACTORY

Local Media

meredith

fitness

directive

Better.tv
Parents.tv

meredith

Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Consumer Research
Broad Capabilities Across Media Platforms
Video Solutions
Brand Licensing
MEREDITH OVERVIEW

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
▪ Financial Overview

	2000	2007	2010 Forecast
Television	30%	34%	35%
Newspapers	29%	24%	18%
Radio	11%	9.4%	8.0%
Yellow Pages	8.8%	7.5%	6.6%
Consumer Magazines	6.8%	6.7%	6.0%
Trade Magazines	5.9%	5.3%	5.7%
Pure-Play Internet	3.6%	8.6%	14%
Out of Home	2.8%	3.7%	4.8%
Other	2.0%	1.0%	2.1%
TOTAL	100%	100%	100%

 Source: Veronis Suhler Stevenson -September 2008
Industry Advertising Mix
ADVERTISING OVERVIEW

National Media Advertising
	Meredith (1)	Industry (2)
1st Half 09	(18)%	(12)%
3rd Quarter 09	(13)%	(22)%
4th Quarter 09	(11)%	(21)%
1st Quarter 10	(mid-single digits)%*	(?)%
ADVERTISING OVERVIEW
(1) Meredith data
(2) Publishers Information Bureau
* Forecast

Local Media Advertising
	Meredith (1)	Industry (2)
1st Half 09	(20)%	(17)%
3rd Quarter 09	(30)%	(27)%
4th Quarter 09	(24)%	(25)%
1st Quarter 10	(mid-teens)%	(?)%
ADVERTISING OVERVIEW
(1) Meredith data
(2) Television Bureau of Advertising
* Forecast

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Grow new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview
STRATEGIC OVERVIEW

Better Homes
More
FamilyCircle

Parents
baby

fitness
fitness
fitness

TRADITIONAL HOME

meredith

Growing National Market Share
GAIN MARKET SHARE
Source: TNS Media Intelligence, 2009
Meredith’s Market Share	2008	2009
Women’s Service & Lifestyle	45%	51%

Parenthood	43%	44%

Healthy Lifestyle	15%	17%

Shelter	10%	13%
Fiscal 2009 Second-Half Issues

Agenda
STRATEGIC OVERVIEW
▪ Meredith Overview
▪ Current Advertising Update
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Grow new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview

INCREASING CONSUMER CONNECTION
Powerful National Consumer Connection
Source: Spring 1999 & 2009 MRI Reports
* Traditional Home and Midwest Living
	1999	2009
Better Homes and Gardens	34	39
Ladies’ Home Journal	16	12
Other*	5	9
Subtotal	55	60

Family Circle	22	20
Parents	12	16
American Baby	5	7
Fitness	6	6
More	NA	2
Subtotal	45	51
TOTAL	100	111
+11%
Readership in Millions

EYEWITNESS NEWS 3

WORKING 4 YOU
WSMV NASHVILLE - WSMV.COM

FOX 12 OREGON
KPTV-PORTLAND

FOX 5 KVVU-TV
Henderson - Las Vegas

Atlanta
cbsatlanta.com

FOX CAROLINA

CBS 5
KPHO
PHOENIX / DT-17

meredith

Strong Growth in Local Consumer Connection
Hartford: #1 in all newscasts
Nashville: #1 in all evening newscasts
Portland: #1 in morning news
Las Vegas: #1 in morning news
Atlanta: morning news doubled
Greenville: morning news doubled
Phoenix: Late news ratings up 40%
INCREASING CONSUMER CONNECTION

2001
2002
2003
2004
2005
2006
2007
2008
2009

meredith

Strong Growth in Online Consumer Connection
Source: Meredith Internal Data
In Millions
Online Page Views
CAGR: 25%
33
205
50
100
150
200
INCREASING CONSUMER CONNECTION

Agenda
STRATEGIC OVERVIEW
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Grow new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview

▪ Integrated Marketing +13% to $175 million
▪ Brand Licensing +14% to $25 million
▪ Retransmission revenues doubled to $16 million
▪ Video Solutions revenues rose more than 50%
▪ Mobile marketing opportunity
New Revenue Stream Growth
GROW NEW REVENUE STREAMS

O'GRADY MEYERS
INTERACTIVE AGENCY

NMS
new media strategies

genex.

directive

BIG COMMUNICATIONS, INC.

THE HYPERFACTORY
DEFINING THE MOBILE SPACE

meredith

▪ April 2006
▪ January 2007
▪ October 2007
▪ June 2008
▪ July 2009
Growing Array of Integrated Marketing Capabilities
GROW NEW REVENUE STREAMS

Meredith
Integrated Marketing

directive

comida y familia
food assistant
Now Available for iPhone and iPod Touch
KRAFT
food&family
summer's best for less

genex.

NMS
new media strategies

THE HYPERFACTORY
DEFINING THE MOBILE SPACE

meredith

• Content strategy
• Quarterly magazines
• Multi-language e-mail campaigns
• Food photography
• 200+ videos produced in
 multiple languages
• Database Marketing strategy
• Campaign management
• Business intelligence
• Shopper purchase analytics
• Measurement
• Digital magazine
• iFood assistant
• Digital design
• Digital strategy
• Mobile strategy
• Mobile execution
• Online word of mouth
• Digital public relations
• Online intelligence
• Food blogging
GROW NEW REVENUE STREAMS
Meredith Integrated Marketing + Kraft CRM

Walmart
Save money. Live better.

UNIVERSAL®
FURNITURE

美好家园
child
30+
LOVING IDEAS
fitness

meredith

Growing Presence in Brand Licensing
▪ Walmart
 – Sales on track to meet expectations
 – SKUs doubled to more than 1,000 in 2009
 – Expanding to Canada this fall
▪ Furniture
 – Launching a 5th BHG furniture line with
 Universal
 – 5-Star mattress program with Serta
▪ International
 – 15+ relationships across 20 territories
 – Leading brands BHG and Parents in most
 populous countries: China and India
GROW NEW REVENUE STREAMS

$ in millions
GROW NEW REVENUE STREAMS
Increasing TV Retransmission Revenues
$4
$20+
$8
2006
(Actual)
2008
(Actual)
2010
(Estimate)

Meredith Video Solutions
▪ 55 markets
▪ 40+ percent of U.S.
▪ Product integration growing
▪ New VOD relationship with Mag Rack adds
 25 million more homes
▪ 14 million Comcast homes
▪ Discussions for carriage on Time
 Warner, Cablevision
▪ Those 3 MSOs reach 90% of
 VOD cable homes
GROW NEW REVENUE STREAMS
Custom Video Production
▪ Corporate clients: Kraft, Arm & Hammer, State Farm

▪ The next big distribution platform

▪ Opportunities in:
 – Business to consumer
 – Business to business

▪ Clients increasingly asking for mobile marketing solutions

▪ Relationship with The Hyperfactory
 – Clients include Toyota, Coke, Blackberry, Nike, Vodafone, Disney
 – Offices in New York, Los Angeles, New Zealand, India
GROW NEW REVENUE STREAMS
Mobile Opportunity

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share across businesses
 – Increase consumer connection
 – Grow new revenue streams
 – Exercise disciplined cash expense management
▪ Financial Overview
STRATEGIC OVERVIEW

Actions Taken
DISCIPLINED EXPENSE MANAGEMENT
▪ Departmental efficiencies
▪ Reductions in workforce
▪ Strategic vendor sourcing initiative
▪ Reduced capital expenditures
▪ Aggressive working capital management

$131
$160
$163
$171
$194
$211
$256
$181
2002
2003
2004
2005
2006
2007
2008
2009

meredith

Historical Cash Flow From Operations
FINANCIAL OVERVIEW
12% CAGR
5% CAGR

Use of Cash: Fiscal 2000 through 2009
FINANCIAL OVERVIEW
 200
Stock Option Exercises
$2,000
Utilization of Cash
 100
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$ in millions
$700
Share Repurchases

$1,000
SUBTOTAL

$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
2001
2002
2003
2004
2005
2006
2007
2008
2009

meredith

Calendar Year Dividends Per Share
FINANCIAL OVERVIEW
13% CAGR

	Current	Capacity/Authorization
Debt Level	$380 million	Additional $470 million
Debt-to-EBITDA Ratio	1.8x	Less than 3.75x
Interest Coverage Ratio	10.9x	Greater than 2.75x
Average Cost of Funds (1)	5.4%

As of 6/30/09
(1) After $75 million private placement dated 7/13/09
Financial Metrics
FINANCIAL OVERVIEW

$202 trailing 12 EBITDA
$202 trailing 12 EBITDA
$1.6B total cap
$1.2B market cap
▪ Current dividend yield

▪ EPS multiple:

▪ EBITDA multiple
 to market capitalization:

▪ EBITDA multiple
 to total capitalization:
$2.03 trailing 12 EPS
$27.56 share price
Current Valuation Metrics
• As of June 30, 2009 using trailing 4 quarters actual results, excluding discontinued operations and special items.
• Dividend data uses current dividend of $0.225 per quarter.
• Share price data is market close on Sept. 11, 2009.
FINANCIAL OVERVIEW
$0.90 dividend
$27.56 share price
3.3%
13.6x
6.1x
8.0x

Summary
▪ Vibrant and profitable media assets and brands
▪ Growing market share
▪ Wide array of new revenue stream development
▪ Strong financial foundation

Goldman Sachs
Communacopia XVIII
New York, Sept. 15-17, 2009